UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: December 31,

Date of reporting period: December 31, 2017

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

West Loop Realty Fund

(Class A: REIAX)

(Class C: REICX)

(Institutional Class: REIIX)

ANNUAL REPORT

DECEMBER 31, 2017

West Loop Realty Fund

A series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	5
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	23
Supplemental Information	24
Expense Example	27

This report and the financial statements contained herein are provided for the general information of the shareholders of the West Loop Realty Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.libertystreetfunds.com

January 25, 2018

Dear Fellow Shareholders:

We are pleased to present the Annual Report for the West Loop Realty Fund (“the Fund”) applicable for the year ending December 31, 2017.

The Fund’s Institutional Share class (REIIX) produced a total return of +7.29% net of all expenses and fees for the twelve month period ending December 31, 2017. In comparison, the Fund’s benchmark, the MSCI US REIT Index (RMS) (the “benchmark”), produced a total return of +5.07% over the same period.

2017 Market Review

Despite nine moves of over 400 basis points throughout 2017, the MSCI US REIT Total Return Index (RMS) finished the year only 1% higher than where it started. Similarly, the US 10 year Treasury yield finished the year 5 basis points lower than where it started. Job growth and Gross Domestic Product growth accelerated from 2016, which helped Real Estate Investment Trusts (REITs) in the RMS to achieve an estimated Adjusted Funds From Operations (AFFO) growth rate of 5%, per Citi Research and Analysis. In short, the 2017 total return of the RMS was what we would have expected given the movement, or lack thereof, in the US 10 year Treasury yield.

However, the stratification of total returns of the underlying property types in the RMS and the Fund tells a different story than the seemingly mundane mid-single digit total return of the benchmark. In particular, the data center sector, as measured by the FTSE NAREIT Equity Su-Sector Data Centers index (Bloomberg: RNDC), was up 29% for the year, while the shopping centers sector, as measured by the FTSE NAREIT Equity Shopping Centers Sub Sector Index (Bloomberg: FNSHO), was down 11%. Thus, the REIT industry has grown in size and property types to the extent that making generalizations can lead investors to miss out on the unique attributes of each company or property type.

2017 Fund Performance Attribution

For the year, the largest contributors to relative performance included an overweight allocation to data center/tech, as well as stock selection within apartments and shopping centers. The data centers/tech REIT sector, which includes cell tower REITs, was by far the best-performing REIT sector in 2017. The demand for data usage and storage continues to surprise to the upside, driving data center development leasing and organic cell tower revenue growth, both domestically and abroad. Already an overweight heading into 2017, the Fund increased exposure to the sector by adding Equinix (NASDAQ: EQIX), the largest data center REIT, and SBA Communications (NASDAQ: SBAC), the third largest owner of U.S. cell towers. We continue to view this sector as undervalued as it trades at lower multiples than other sectors despite boasting some of the best growth prospects. Within the apartment sector, overweights to Independence Realty Trust (NYSE: IRT) and Camden Property Trust (NYSE: CPT) contributed significantly to the Fund’s outperformance. IRT, an owner of mostly class B apartment buildings, continued to close its valuation gap with the class A apartment REITs due a conversion in capitalization rates (“cap rates”) between the two classes. While significant new supply of class A apartments in coastal cities has limited rent growth for the class A apartment REITs, class B apartment REITs presented a higher and more predictable rent growth trajectory due to the lack of new supply at that price point and the ability to renovate properties at highly accretive yields. As the apartment REIT with the largest exposure to Houston and Florida, CPT benefited from the devastating hurricane season of 2017. The dislocation of residents from single family homes significantly drove occupancy in markets that had previously been oversupplied, causing CPT to raise guidance in 4Q17, and leading to increasing consensus estimates for 2018. Finally, the Fund’s investment in Whitestone REIT (NYSE: WSR) was one of the top contributors to outperformance in the shopping centers sector. WSR was added to the Fund in April 2017 in a secondary offering of common stock priced at $13.00/share. The proceeds of the offering were used to purchase two shopping centers in Texas, including BLVD Place, a Whole Foods-anchored center in one of the busiest and wealthiest shopping districts in Houston. The transaction was transformative as it represented the company’s first foray into the class A retail market in Houston and increased gross asset value by almost 20%.

Detractors from relative performance included an overweight allocation to regional malls, and underweight allocations to the industrial and single family residential sectors. The Fund was overweight regional mall REITs, but the sector underperformed the benchmark for the year due to a decline in department stores and the fear of e-commerce affecting demand for retail space. We still believe the pendulum has swung too far on valuation due to the negative brick-and-mortar retail sentiment, which ignores the solid cash flow growth, stable balance sheets, and accretive redevelopment opportunities available for class A mall REITs. The Fund was underweight industrial REITs throughout the year due to concerns that the sector was overvalued. Despite trading at historically low cap rates, the acceleration in rent growth continued to attract investors looking to play the growth in e-commerce. While we believe this tailwind may continue in the near term, we believe that valuations should normalize closer to historical levels and those of other sectors with similar long term growth rates. Finally, the Fund was underweight to the single family rental sector for most of the year. While the increase in U.S. home prices serves as a floor for stock prices, the single family rental REITs are finally growing cash flow on a same-store basis due to margin growth and the confidence to push rents. Due to the positive backdrop for this sector, particularly in light of the new tax law which was pending in Congress at the time, and the expectation that that it may pressure homeownership downward, we initiated a position in Invitation Homes (NYSE: INVH) in the fourth quarter. INVH owns over 80,000 single family homes across the country, and is positioned to take advantage of a higher propensity to rent.

Portfolio Positioning

We believe stock selection will be the key determinant of investment returns followed by relative property type weightings. Using our bottom-up stock selection methodology, we have positioned the Fund with property type weights that vary significantly from the benchmark. Specifically, our largest overweights to the benchmark as of December 31, 2017 were regional malls, shopping centers, and data centers/tech. The top three underweights were healthcare, triple net, and industrial.

While the regional mall sector underperformed in 2017, there were significant gains achieved in the fourth quarter for the class A mall REITs. Of note, GGP (NYSE: GGP) received an offer from Brookfield Property Partners (NYSE: BPY) to buy the company. GGP rejected the offer, and, as of December 31, 2017, the stock was trading above the rejected price, implying that the market expects a higher offer. In addition, Macerich (NYSE: MAC) has become a target by activist investors looking to close the gap between market price and fair value. Furthermore in 2017, Unibail-Rodamco (AS: UL), one of the largest mall owners in Europe, agreed to purchase Westfield Corporation (AX: WFD), an owner of primarily U.S. Class A malls, in a deal worth $25 billion. Based upon our analysis, all of the publicly traded Class A regional mall REITs would need to see stock prices expand significantly to approach the valuation implied by the proposed Westfield transaction. Though neither UL nor WFD were Fund holdings, the price point of the Westfield transaction confirmed our thesis that class A mall REITs were trading at substantial discounts.

The shopping center sector was a new overweight during the year, as the Fund actually began 2017 with a significant underweight to the sector. However, when Amazon (NASDAQ: AMZN) announced the acquisition of Whole Foods in June, shopping center REITs sold off without regard to portfolio quality, balance sheet strength, or cash flow trajectory. In an environment when most investors were questioning the legitimacy of bricks and mortar real estate, the Amazon announcement confirmed our thinking that physical locations are necessary for the efficient delivery of groceries. Retailers of all stripes are discovering that “omnichannel” retailing, blending of physical stores, e-commerce, and outlets, is the best model for the future. Admittedly, many shopping centers are vulnerable to store closings and tenant bankruptcies as the transition to omnichannel occurs, but we believe the outlook for grocery-anchored shopping centers is far better than for power centers with large boxes and tenants without a clear strategy to get customers into the store. Many locations are suitable for densification with other end uses such as residential and office that should improve the predictability of cash flow generated and, ultimately, earnings multiples. Highly conservative balance sheets, coupled with retained cash flow, should ensure that these REITs have plenty of financial flexibility to fund the elevated capital expenditures that are necessary to modernize and repurpose their properties.

Our third significant overweight, data centers/tech (which includes cell towers), reflects how important these structures have become in the evolution of the internet and the consumption of data on mobile devices. Data centers stand to benefit as enterprise customers realize savings by outsourcing information technology to external data center operators and demand continues to ramp up for applications with “cloud” providers such as Amazon, Google (NASDAQ: GOOGL), and Microsoft (NASDAQ: MSFT). We believe cell towers will benefit from the densification of the networks required to support the explosion of data. Coupled with the future requirements for the connectivity of millions of devices (“internet of things,” which includes driverless cars), the sector should enjoy high predictability of growth for the foreseeable future. Adding support to cell towers is the increasing acceptance of this property type by dedicated REIT investors and the recent decision by Vanguard, the largest REIT investor in the U.S., to incorporate cell towers, timber, and infrastructure REITs in the index they use for their funds in 2018.

2018 Outlook

As we head into 2018, we believe the risks associated with REIT dividends and dividend growth are near all-time lows. Balance sheet strength, portfolio quality, and payout ratios have never been better. However, the REIT dividend yield spread versus the 10 year U.S. Treasury yield was well above the historical average, indicating REITs are undervalued. In addition, REITs were trading at a 6% discount to Net Asset Value (NAV) as of December 31, 2017, which compares to the historical average of a 1% premium. Given the backdrop of solid cash flow growth in 2018 and valuations below historical averages, we believe U.S. publicly traded REITs present an attractive investment opportunity.

Summary

We are proud of the performance, both absolute and relative, that we were able to deliver to shareholders in 2017. In the four years since the launch of the Fund, we have been able to produce total returns consistently above the benchmark, net of all fees and expenses. We believe we have the expertise and methodology to continue executing on this goal in 2018, and maintain our commitment to improvement as we reach these goals.

Regards,

Bruce Garrison	Matt Werner
Portfolio Manager	Portfolio Manager

IMPORTANT RISKS AND DISCLOSURES

The views expressed in this report reflect those of the Fund’s Sub-Advisor as of the date written and may not reflect its views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

An investment in the West Loop Realty Fund is subject to risk, including the possible loss of principal amount invested and including, but not limited to, the following risks, which are more fully described in the prospectus. The Fund invests in Real Estate Investment Trusts (REITs), which involve additional risks compared to those from investments in common stock. REITs are dependent upon management skills; generally may not be diversified; and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and tax risks. Investments in REITs involve risks including, but not limited to, market risk, interest rate risk, equity risk and risks related to the real estate market.

The Fund will be closely linked to the performance of the real estate markets. The Real Estate industry is subject to certain market risks such as property revaluations, interest rate fluctuations, rental rate fluctuations and operating expenses, increasing vacancies, rising construction costs and potential modifications to government regulations. REITs are subject to declines in the value of real estate as it relates to general and local economic conditions and decreases in property revenues. Continued disruptions in the financial markets and deteriorating economic conditions could adversely affect the value of the Fund’s investments.

As a non-diversified fund, the Fund may focus its assets in the securities of fewer issuers, which exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund’s investments will be concentrated in the real estate sector. The focus of the Fund’s portfolio on a specific sector may present more risks than if the portfolio were broadly diversified over numerous sectors.

Foreign investment risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies.

The Fund invests in small and mid-cap real estate companies, which may involve less trading and, therefore, a larger impact on a stock’s price than customarily associated with larger, more established company stocks.

Basis points refers to a common unit of measure for interest rates and other percentages. One basis point is equal to 1/100th of 1%, or 0.01%.

The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the U.S. REIT universe. The FTSE NAREIT Equity Shopping Centers Sub Sector Index is a free float adjusted market capitalization weighted index that includes all tax qualified REITs listed in the NYSE, AMEX, and NASDAQ National Market whose principal business is owning shopping centers. The FTSE NAREIT Equity Sub-Sector Data Center Index is a free float adjusted market capitalization weighted index that includes all tax qualified REITs listed in the NYSE, AMEX, and NASDAQ National Market whose principal business is owning data centers. One cannot invest directly in an index.

West Loop Realty Fund

FUND PERFORMANCE at December 31, 2017 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the MSCI US REIT Index. The performance graph above is shown for the Fund’s Institutional Class shares; Class A shares and Class C shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITS that are included in the MSCI US Investible Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of December 31, 2017	1 Year	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	7.02%	11.91%	12/31/13
Class C²	6.26%	11.08%	12/31/13
Institutional Class³	7.29%	12.17%	12/31/13
After deducting maximum sales charge
Class A¹	0.87%	10.27%	12/31/13
Class C²	5.26%	11.08%	12/31/13
MSCI US REIT Index	5.07%	11.13%	12/31/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (800) 207-7108.

West Loop Realty Fund

FUND PERFORMANCE at December 31, 2017 (Unaudited) - Continued

¹	Maximum sales charge for Class A shares is 5.75%. No initial sales charge applies to purchases of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of purchase.
²	A CDSC of 1.00% will be imposed on certain redemptions of shares within 12 months of purchase.
³	Institutional Class shares do not have any initial or contingent deferred sales charge.

Gross and net expense ratios for the Class A shares were 1.61% and 1.35%, respectively, for the Class C shares were 2.36% and 2.10%, respectively, and for the Institutional Class shares were 1.36% and 1.10%, respectively, which were the amounts stated in the current prospectus dated May 1, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual operating expenses do not exceed 1.35%, 2.10% and 1.10% of the average daily net assets of the Class A shares, Class C shares and Institutional Class shares, respectively. This agreement is in effect until April 30, 2018, and may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

West Loop Realty Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2017

Number of Shares		Value

	Common Stocks – 98.0%
	Financial – 98.0%
	REITS-Apartments – 17.5%
26,000	AvalonBay Communities, Inc. - REIT	$4,638,660
40,000	Camden Property Trust - REIT	3,682,400
17,000	Essex Property Trust, Inc. - REIT	4,103,290
207,000	Independence Realty Trust, Inc. - REIT	2,088,630
65,000	Invitation Homes, Inc. - REIT	1,532,050
44,000	UDR, Inc. - REIT	1,694,880
		17,739,910
	REITS-Data Centers/Tech – 18.8%
31,000	American Tower Corp. - REIT	4,422,770
35,000	Crown Castle International Corp. - REIT	3,885,350
65,000	CyrusOne, Inc. - REIT	3,869,450
11,000	Equinix, Inc. - REIT	4,985,420
12,000	SBA Communications Corp. - REIT*	1,960,320
		19,123,310
	REITS-Diversified – 3.0%
125,000	Armada Hoffler Properties, Inc. - REIT	1,941,250
30,000	JBG SMITH Properties - REIT	1,041,900
		2,983,150
	REITS-Hotels – 2.1%
107,000	Host Hotels & Resorts, Inc. - REIT	2,123,950

	REITS-Office Property – 16.3%
38,000	Boston Properties, Inc. - REIT	4,941,140
50,000	Douglas Emmett, Inc. - REIT	2,053,000
150,000	Empire State Realty Trust, Inc. - Class A - REIT	3,079,500
45,000	Kilroy Realty Corp. - REIT	3,359,250
40,000	Vornado Realty Trust - REIT	3,127,200
		16,560,090
	REITS-Regional Malls – 16.1%
225,000	GGP, Inc. - REIT	5,262,750
45,000	Macerich Co. - REIT	2,955,600
36,000	Simon Property Group, Inc. - REIT	6,182,640
75,000	Tanger Factory Outlet Centers, Inc. - REIT	1,988,250
		16,389,240
	REITS-Shopping Centers – 14.3%
110,000	Kite Realty Group Trust - REIT	2,156,000
60,000	Regency Centers Corp. - REIT	4,150,800
100,000	Retail Opportunity Investments Corp. - REIT	1,995,000
80,000	Urban Edge Properties - REIT	2,039,200
62,000	Weingarten Realty Investors - REIT	2,037,940

West Loop Realty Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2017

Number of Shares		Value

	Common Stocks (Continued)
	Financial (Continued)
	REITS-SHOPPING CENTERS (Continued)
150,000	Whitestone REIT - REIT	$2,161,500
		14,540,440
	REITS-Storage – 5.2%
25,000	Extra Space Storage, Inc. - REIT	2,186,250
35,000	Life Storage, Inc. - REIT	3,117,450
		5,303,700
	REITS-Warehouse/IndustriAL – 4.7%
29,000	EastGroup Properties, Inc. - REIT	2,563,020
75,000	Rexford Industrial Realty, Inc. - REIT	2,187,000
		4,750,020
	Total Common Stocks (Cost $88,015,184)	99,513,810

Principal Amount

	Short-Term Investments – 1.7%
$1,775,701	UMB Money Market Fiduciary, 0.01%[1]	1,775,701

	Total Short-Term Investments (Cost $1,775,701)	1,775,701

	Total Investments – 99.7% (Cost $89,790,885)	101,289,511
	Other Assets in Excess of Liabilities – 0.3%	341,162

	Total Net Assets – 100.0%	$101,630,673

REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

West Loop Realty Fund

SUMMARY OF INVESTMENTS

As of December 31, 2017

Security Type/Industry	Percent of Total Net Assets
Common Stocks
REITS-Data Centers/Tech	18.8%
REITS-Apartments	17.5%
REITS-Office Property	16.3%
REITS-Regional Malls	16.1%
REITS-Shopping Centers	14.3%
REITS-Storage	5.2%
REITS-Warehouse/Industrial	4.7%
REITS-Diversified	3.0%
REITS-Hotels	2.1%
Total Common Stocks	98.0%
Short-Term Investments	1.7%
Total Investments	99.7%
Other Assets in Excess of Liabilities	0.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

West Loop Realty Fund

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2017

Assets:
Investments, at value (cost $89,790,885)	$101,289,511
Receivables:
Fund shares sold	146,329
Dividends and interest	352,009
Prepaid expenses	18,753
Total assets	101,806,602

Liabilities:
Payables:
Fund shares redeemed	40,057
Advisory fees	52,397
Shareholder servicing fees (Note 6)	13,908
Distribution fees - Class A & Class C (Note 7)	6,036
Auditing fees	19,050
Transfer agent fees and expenses	10,223
Fund administration fees	8,533
Fund accounting fees	8,391
Chief Compliance Officer fees	1,560
Custody fees	1,336
Trustees' fees and expenses	1,306
Trustees' deferred compensation (Note 3)	606
Accrued other expenses	12,526
Total liabilities	175,929

Net Assets	$101,630,673

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$90,652,314
Accumulated undistributed net investment income	132,962
Accumulated undistributed net realized loss on investments	(653,229)
Net unrealized appreciation on investments	11,498,626
Net Assets	$101,630,673

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$13,352,372
Shares of beneficial interest issued and outstanding	965,048
Redemption price[1]	13.84
Maximum sales charge (5.75% of offering price)[2]	0.84
Maximum offering price to public	$14.68

Class C Shares:
Net assets applicable to shares outstanding	$4,462,937
Shares of beneficial interest issued and outstanding	323,968
Redemption price[3]	$ 13.78

Institutional Class Shares:
Net assets applicable to shares outstanding	$83,815,364
Shares of beneficial interest issued and outstanding	6,050,573
Redemption price	$13.85

[1]	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% will be charged on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of the date of the purchase.
[2]	On sales of $50,000 or more, the sales charge will be reduced and no initial sales charge is applied to purchases of $1 million or more.
[3]	A CDSC of 1.00% will be charged on purchases that are redeemed in whole or in part within 12 months of purchase.

See accompanying Notes to Financial Statements.

West Loop Realty Fund

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividends	$2,746,997
Interest	202
Total investment income	2,747,199

Expenses:
Advisory fees	836,004
Registration fees	90,501
Shareholder servicing fees (Note 6)	84,993
Fund administration fees	83,510
Transfer agent fees and expenses	55,189
Fund accounting fees	45,343
Distribution fees - Class C (Note 7)	39,861
Distribution fees - Class A (Note 7)	31,751
Legal fees	27,455
Auditing fees	19,546
Shareholder reporting fees	18,057
Chief Compliance Officer fees	15,651
Custody fees	14,757
Miscellaneous	9,299
Trustees' fees and expenses	8,202
Insurance fees	1,394

Total expenses	1,381,513
Advisory fees waived	(232,328)
Net expenses	1,149,185
Net investment income	1,598,014

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments	(69,515)
Net change in unrealized appreciation/depreciation on investments	4,977,107
Net realized and unrealized gain on investments	4,907,592

Net Increase in Net Assets from Operations	$6,505,606

See accompanying Notes to Financial Statements.

West Loop Realty Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,598,014	$971,330
Net realized gain (loss) on investments	(69,515)	4,165,146
Net change in unrealized appreciation/depreciation on investments	4,977,107	1,877,607
Net increase in net assets resulting from operations	6,505,606	7,014,083

Distributions to Shareholders:
From net investment income:
Class A	(190,864)	(66,258)
Class C	(30,346)	(1,116)
Institutional Class	(1,387,234)	(767,918)
From net realized gain
Class A	(144,513)	(448,071)
Class C	(48,265)	(156,123)
Institutional Class	(905,891)	(2,941,843)
Total distributions to shareholders	(2,707,113)	(4,381,329)

Capital Transactions:

Class A	3,067,085	8,744,779
Class C	1,380,984	2,164,928
Institutional Class	28,379,254	26,553,968
Reinvestment of distributions:
Class A	334,234	513,805
Class C	78,601	156,517
Institutional Class	1,846,613	3,123,712
Cost of shares redeemed:
Class A	(3,064,622)	(1,884,910)
Class C	(1,516,853)	(1,521,344)
Institutional Class	(31,869,193)	(24,666,375)
Net increase (decrease) in net assets from capital transactions	(1,363,897)	13,185,080

Total increase in net assets	2,434,596	15,817,834

Net Assets:
Beginning of period	99,196,077	83,378,243
End of period	$101,630,673	$99,196,077

Accumulated undistributed net investment income	$132,962	$142,111

Capital Share Transactions:
Shares sold:
Class A	227,173	640,993
Class C	100,260	160,764
Institutional Class	2,109,360	2,002,656
Shares reinvested:
Class A	24,574	38,944
Class C	5,764	11,970
Institutional Class	135,797	235,408
Shares redeemed:
Class A	(227,368)	(141,468)
Class C	(114,133)	(117,352)
Institutional Class	(2,392,729)	(1,843,181)
Net increase (decrease) from capital share transactions	(131,302)	988,734

See accompanying Notes to Financial Statements.

West Loop Realty Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Years Ended December 31,				For the Period Ended December 31,
	2017	2016	2015	2014	2013*
Net asset value, beginning of period	$13.27	$12.86	$12.76	$10.00	$10.00
Income from Investment Operations:
Net investment income[1]	0.20	0.12	0.11	0.14	-
Net realized and unrealized gain on investments	0.72	0.88	0.44	2.87	-
Total from investment operations	0.92	1.00	0.55	3.01	-

Less Distributions:
From net investment income	(0.20)	(0.10)	(0.11)	(0.10)	-
From net realized gain	(0.15)	(0.49)	(0.34)	(0.15)	-
Total distributions	(0.35)	(0.59)	(0.45)	(0.25)	-

Net asset value, end of period	$13.84	$13.27	$12.86	$12.76	$10.00

Total return [2]	7.02%	7.79%	4.34%	30.32%	-

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$13,352	$12,480	$5,171	$2,521	$3

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.60%	1.76%	1.82%	2.84%	-
After fees waived and expenses absorbed	1.36%[3]	1.50%	1.50%	1.50%	-
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	1.23%	0.60%	0.50%	(0.22)%	-
After fees waived and expenses absorbed	1.47%	0.86%	0.82%	1.12%	-

Portfolio turnover rate	39%	24%	18%	13%	-

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. These returns include 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more and no initial sales charge is applied to purchases of $1 million or more. Returns shown do not include payment of a Contingent Deferred Sales Charge of 1.00% on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of the date of purchase. If these sales charges were included total returns would be lower.
[3]	Effective February 1, 2017, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.35% of average daily net assets of Class A shares of the Fund. Prior to February 1, 2017, the annual operating expense limitation was 1.50%.

See accompanying Notes to Financial Statements.

West Loop Realty Fund

FINANCIAL HIGHLIGHTS

Class C

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Years Ended December 31,				For the Period Ended December 31,
	2017	2016	2015	2014	2013*
Net asset value, beginning of period	$13.21	$12.81	$12.72	$10.00	$10.00
Income from Investment Operations:
Net investment income[1]	0.10	0.01	0.01	0.05	-
Net realized and unrealized gain on investments	0.72	0.88	0.44	2.87	-
Total from investment operations	0.82	0.89	0.45	2.92	-

Less Distributions:
From net investment income	(0.10)	- [2]	(0.02)	(0.05)	-
From net realized gain	(0.15)	(0.49)	(0.34)	(0.15)	-
Total distributions	(0.25)	(0.49)	(0.36)	(0.20)	-

Net asset value, end of period	$13.78	$13.21	$12.81	$12.72	$10.00

Total return [3]	6.26%	7.01%	3.56%	29.29%	-

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,463	$4,388	$3,545	$1,711	$2

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.35%	2.51%	2.57%	3.59%	-
After fees waived and expenses absorbed	2.11%[4]	2.25%	2.25%	2.25%	-
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.48%	(0.15)%	(0.25)%	(0.97)%	-
After fees waived and expenses absorbed	0.72%	0.11%	0.07%	0.37%	-

Portfolio turnover rate	39%	24%	18%	13%	-

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. These returns include 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Returns shown do not include payment of Contingent Deferred Sales Charge of 1.00% on any shares sold within 12 months of the date of purchase. If the sales charge was included total returns would be lower.
[4]	Effective February 1, 2017, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 2.10% of average daily net assets of Class C shares of the Fund. Prior to February 1, 2017, the annual operating expense limitation was 2.25%.

See accompanying Notes to Financial Statements.

West Loop Realty Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Years Ended December 31,				For the Period Ended December 31,
	2017	2016	2015	2014	2013*
Net asset value, beginning of period	$13.28	$12.87	$12.76	$10.00	$10.00
Income from Investment Operations:
Net investment income[1]	0.23	0.15	0.14	0.16	-
Net realized and unrealized gain on investments	0.73	0.88	0.45	2.87	-
Total from investment operations	0.96	1.03	0.59	3.03	-

Less Distributions:
From net investment income	(0.24)	(0.13)	(0.14)	(0.12)	-
From net realized gain	(0.15)	(0.49)	(0.34)	(0.15)	-
Total distributions	(0.39)	(0.62)	(0.48)	(0.27)	-

Net asset value, end of period	$13.85	$13.28	$12.87	$12.76	$10.00

Total return[2]	7.29%	8.02%	4.66%	30.51%	-

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$83,815	$82,328	$74,662	$29,660	$5

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.35%	1.51%	1.57%	2.59%	-
After fees waived and expenses absorbed	1.11%[3]	1.25%	1.25%	1.25%	-
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	1.48%	0.85%	0.75%	0.03%	-
After fees waived and expenses absorbed	1.72%	1.11%	1.07%	1.37%	-

Portfolio turnover rate	39%	24%	18%	13%	-

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
[3]	Effective February 1, 2017, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.10% of average daily net assets of Institutional Class shares of the Fund. Prior to February 1, 2017, the annual operating expense limitation was 1.25%.

See accompanying Notes to Financial Statements.

West Loop Realty Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

Note 1 – Organization

West Loop Realty Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to September 30, 2014, the Fund was known as Chilton Realty Income and Growth Fund. The Fund seeks to achieve current income and long-term growth of capital. The Fund commenced investment operations on December 31, 2013, with four classes of shares, Class A, Class C, Class T, and Institutional Class. Class T shares are not currently available for purchase.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends, liquidation, income and expenses, except class specific expenses, subject to the approval of the Trustees. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification, "Financial Services - Investment Companies", Topic 946 (ASC 946).

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at fair value considering prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

West Loop Realty Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2017

(b) Real Estate Market Risk

The Fund concentrates investment of its assets in the real estate industry. Therefore, investment in the Fund will be closely linked to the performance of the real estate markets and will be susceptible to adverse economic, legal, regulatory, employment, cultural or technological developments in the industry.

(c) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(d) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

FASB Accounting Standard Codification, "Accounting for Uncertainty in Income Taxes", Topic 740 (ASC 740) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

ASC 740 requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax periods ended December 31, 2014-2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders

The Fund will make distributions of net investment income quarterly and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

West Loop Realty Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2017

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Liberty Street Advisors, Inc. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.85% of the Fund’s average daily net assets. The Advisor engages Chilton Capital Management LLC (the “Sub-Advisor”) to manage the Fund and pays the Sub-Advisor from its advisory fees.

Effective February 1, 2017, the Advisor has lowered its management fee from 1.00% to 0.85% of the Fund’s average daily net assets. In addition, the Advisor has agreed to reduce the limit on the total annual fund operating expenses, (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses of short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) by 0.15%, to 1.35%, 2.10% and 1.10% of the average daily net assets of the Fund's Class A, Class C and Institutional Class shares, respectively. This agreement is in effect until April 30, 2018, and may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended December 31, 2017, the Advisor waived a portion of its advisory fees totaling $232,328. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense at which they were waived. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At December 31, 2017, the amount of these potentially recoverable expenses was $673,167. The Advisor may recapture all or a portion of these amounts no later than December 31 of the years stated below:

2018	$195,830
2019	245,009
2020	232,328
Total:	673,167

Foreside Fund Services, LLC (“Distributor”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended December 31, 2017, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various Fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested Fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

West Loop Realty Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2017

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended December 31, 2017, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At December 31, 2017, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$90,118,242

Gross unrealized appreciation	$12,944,249
Gross unrealized depreciation	(1,772,980)
Net unrealized appreciation	$11,171,269

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2017, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ (1,282)	$ 1,281	$ 1

As of December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$143,806
Undistributed long-term capital gains	-
Tax accumulated earnings	143,806

Accumulated capital and other losses	(336,716)
Unrealized appreciation on investments	11,171,269
Total accumulated earnings	$10,978,359

West Loop Realty Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2017

The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 were as follows:

Distribution paid from:	2017	2016
Ordinary income	$2,064,895	$1,084,742
Net long-term capital gains	642,218	3,296,587
Total distributions paid	$2,707,113	$4,381,329

Note 5 – Investment Transactions

For the year ended December 31, 2017, purchases and sales of investments, excluding short-term investments, were $36,713,639 and $39,149,465, respectively.

Note 6 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan (the “Plan”) to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended December 31, 2017, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 7 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows the Fund to pay distribution fees for the sale and distribution of its shares. For Class A shares, the maximum annual fee payable to the Distributor for such distribution and/or shareholder liaison services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and shareholder liaison services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. The Institutional Class does not pay any distribution fees.

The Advisor’s affiliated broker-dealer, HRC Fund Associates, LLC (“HRC”), Member FINRA/SIPC, markets the Fund shares to financial intermediaries pursuant to a marketing agreement with the Advisor. In addition, HRC may receive sales charges from the Fund’s Distributor for activities relating to the marketing of Fund shares pursuant to a wholesaling agreement with the Fund’s Distributor. For the year ended December 31, 2017, HRC did not receive any sales charges or distribution fees with respect to the Fund pursuant to the wholesaling agreement.

For the year ended December 31, 2017, distribution fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

West Loop Realty Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2017

Note 9 – Fair Value Measurements and Disclosure

FASB Accounting Standard Codification, "Fair Value Measurement and Disclosures", Topic 820 (ASC 820) defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2017, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$99,513,810	$-	$-	$99,513,810
Short-Term Investments	1,775,701	-	-	1,775,701
Total Investments	$101,289,511	$-	$-	$101,289,511

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or 3 securities at period end.

West Loop Realty Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2017

Transfers between Levels 1, 2 or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Note 10 – Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)

Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 11 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of West Loop Realty Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of West Loop Realty Fund (the “Fund”), a series of Investment Managers Series Trust (the “Trust”), including the schedule of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended and for the one day in the period ended December 31, 2013, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the one day in the period ended December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

March 1, 2018

West Loop Realty Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information

For the year ended December 31, 2017, 5.27% of dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as qualified dividend income.

For the year ended December 31, 2017, 0% of the dividends to be paid from net investment income, including from short-term capital gains from the Fund (if any), is designated as dividends received deduction available to corporate shareholders.

For the year ended December 31, 2017, the Fund designates $642,176 as long-term capital gain distributions.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (800) 207-7108. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	4	None.
Ashley Toomey Rabun[a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	4	Select Sector SPDR Trust, a registered investment company (includes 10 portfolios).
William H. Young[a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	4	None.
Independent Trustee:
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	4	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).

West Loop Realty Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee:
Eric M. Banhazlb† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	4	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Officers of the Trust:
Maureen Quill[a] (born 1963) President	Since June 2014	President (January 2018 – present), UMB Fund Services, Inc. Chief Operating Officer (June 2014 – January 2018), and Executive Vice President, UMB Fund Services, Inc. (January 2007 – June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).	N/A	N/A
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A

West Loop Realty Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Officer of the Trust:
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Fund’s investment advisor also serves as the investment advisor to the Robinson Opportunistic Income Fund, Robinson Tax Advantaged Income Fund and Braddock Multi-Strategy Income Fund which are offered in separate prospectus. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

West Loop Realty Fund

EXPENSE EXAMPLE

For the Six Months Ended December 31, 2017 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A and Class C only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The information in the rows titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 – 12/31/17*
Class A shares
Actual Performance	$ 1,000.00	$ 1,066.00	$ 7.03
Hypothetical (5% annual return before expenses)	1,000.00	1,018.41	6.87
Class C shares
Actual Performance	1,000.00	1,061.70	10.91
Hypothetical (5% annual return before expenses)	1,000.00	1,014.61	10.66
Institutional Class shares
Actual Performance	1,000.00	1,066.50	5.73
Hypothetical (5% annual return before expenses)	1,000.00	1,019.71	5.60

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, 2.10% and 1.10% for Class A, Class C and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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West Loop Realty Fund

A series of Investment Managers Series Trust

Investment Advisor

Liberty Street Advisors, Inc.

100 Wall Street, 20th Floor

New York, New York 10005

Sub-Advisor

Chilton Capital Management LLC

1177 West Loop South, Suite 1310

Houston, Texas 77027

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
West Loop Realty Fund - Class A	REIAX	46141P 446
West Loop Realty Fund - Class C	REICX	46141P 438
West Loop Realty Fund - Institutional Class	REIIX	46141P 420

Privacy Principles of the West Loop Realty Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the West Loop Realty Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 207-7108, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 207-7108, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (800) 207-7108. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Section in Washington, DC. Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 207-7108.

West Loop Realty Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (800) 207-7108

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (800) 207-7108.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2017	FYE 12/31/2016
Audit Fees	$16,700	$16,200
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2017	FYE 12/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2017	FYE 12/31/2016
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2016.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	3/09/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	3/09/18

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	3/09/18